UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2013

AVIANA, CORP.

(Exact name of registrant as specified in charter)

Nevada	333-185083	99-0377457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Plaza 76 Beaver Street New York, NY		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 933-9071
19 Broniewskiego Street Wlodawa Poland 22200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Letter of Intent with The Safety Group, Ltd.

On August 27, 2013, Aviana, Corp. (“We” or the “Company”) entered into a binding letter of intent (the “TSG LOI”) with The Safety Group Ltd. d/b/a The Staffing Group Ltd., a Delaware corporation, (“TSG”).  Pursuant to the TSG LOI, TSG and the Company will commence the negotiation and preparation of a definitive share exchange agreement (the “Definitive Agreement”) whereby TSG will exchange all of its shares of common stock for shares of the Company’s common stock, which upon the completion of such Definitive Agreement will constitute approximately 100% of TSG’s issued and outstanding common stock. Upon completion of such Definitive Agreement, TSG will become a wholly-owned subsidiary of the Company.

TSG was formed in July 2013 by a group of seasoned industry professionals that saw a void in the marketplace. TSG is a full-service turnkey staffing company which recruits, trains, hires, employs, manages skilled workers in the following industries: oil and gas safety, construction site safety, environmental and risk mitigation, training, and administrative.

The Oilfield Safety Division of TSG focuses on the high-growth and high-risk oil & gas industry and will work to implement general safety and risk mitigation plans for drilling sites. TSG contracts with oilfield drillers, operators, and owners to offer training for site safety personnel, certification courses and inspections of oil and gas sites. In addition, this division incorporates environmentally-friendly alternatives and solutions to current industry standards. Currently, the Oilfield Safety Division of TSG has signed several agreements to provide environmental remediation and safety and training services for oil and gas drilling sites in Montana and North Dakota. This division works directly with insurance carriers to provide professional coverage and products to oilfield service contractors. Due to the current climate and potential pipeline of business in this sector, TSG believes this division will become the dominant sector with the largest revenue stream within the Company.

The Safety Division of TSG has started to serve the areas of construction safety, fire safety, oil drilling safety and emergency preparedness across United States and will include training in all these areas. The Company expects the main source of revenue to be generated by providing site safety services to major construction projects by staffing licensed site safety managers and construction fire safety managers on construction sites, conducting safety audits and inspections and developing and filing site safety plans, health and safety plans and other construction-related plans.

The Training Division of TSG has begun offering a comprehensive array of training classes to the construction and fire safety industries. These classes include many OSHA classes, DOB-required classes and fire safety courses. The Company also works with building managers and owners of high rise buildings to develop and file fire safety and emergency action plans. The Risk Mitigation and Investigation Division of TSG has begun working with major insurance carriers to conduct third-party inspections and audits. The Company plans on increasing its footprint not only within the United States but internationally. The decision to become a public company was motivated as a way to finance these growth objectives.

The foregoing description of the terms of the TSG LOI is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this Report, which is incorporated by reference herein.

Letter of Intent with EmployUS

On August 27, 2013, we entered into a non-binding letter of intent (the “EmployUS LOI”) with EmployUS LTD., a Nevada corporation, (“EmployUS”).  Pursuant to the EmployUS LOI, EmployUS and the Company will commence the negotiation and preparation of a definitive share exchange agreement (the “Definitive Agreement”) whereby EmployUS will exchange all of its shares of common stock for shares of the Company’s common stock, which upon the completion of such Definitive Agreement will constitute approximately 100% of EmployUS’ issued and outstanding common stock. Upon completion of such Definitive Agreement, EmployUS will become a wholly-owned subsidiary of the Company.

EmployUS is a full service turnkey staffing company formed in September of 2010. Initially established to respond to the relief and recovery of the major oil spill in the Gulf of Mexico, EmployUS has since expanded to work on most major construction, chemical, and maritime projects in the Southeast United States. Brent Callais, the company’s founder, used his relationships as a prominent former politician to quickly expand operations throughout the state of Louisiana. From its single initial project three years ago, EmployUS has aggressively grown to 10 offices in 3 states with more than 150 customers and over 3,000 people employed in 2012. The Company anticipates staffing over 4,000 people by the end of 2013.

Early in 2011, it was determined that to expand outside of Louisiana, EmployUS would need to bring in an Industry Expert to oversee the growth and operations of the company. EmployUS hired Brian Mcloone, an industry executive with over 20 years of staffing experience, as Chief Operating Officer. The company is led by a management team consisting of industry professionals that capitalizes on their team’s extensive business experience, track record of profitable growth and nationwide network of client relationships. EmployUS recruits, hires, employs and manages skilled workers, eliminating the need for the client do so. By eliminating this necessary administrative requirement of identifying and employing skilled workers, the client has the ability to focus on the important task of managing and growing their own business without needing to worry about the company’s labor needs.

The services provided include:

•	Payroll related taxes
•	Workers’ compensation coverage
•	General liability insurance
•	Professional risk management team
•	24/7 availability of office staff
•	Safety equipment & training programs
•	Drug & alcohol screenings
•	Background checks/MVR reports
•	Temporary to permanent workers.

To expand the Company’s business, the leadership team employs a professional sales team with a lead generation system that targets new customers and utilizes sources such as permits issued for construction projects. The Company plans on an aggressive expansion of their existing business and sales model throughout the United States and internationally. In addition, the Company has forged relationships with industry leaders within the safety, training, oil & gas, and risk mitigation sectors. The prospective synergy between these various, interrelated industries and their leaders, we believe, will create growth and increased margins due to the existing pipeline of business and management overlap.

The foregoing description of the terms of the EmployUS LOI is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.2 to this Report, which is incorporated by reference herein.

Stock Purchase Agreements

On August 27, 2013, the Company, Liudmila Yuziuk (the “Seller”), and Joseph Albunio and Brian McLoone (collectively, the “Purchasers”) entered into and stock purchase agreements (the “Stock Purchase Agreements”) whereby the Purchasers each purchased from the Seller thirty percent (30%) of the Company’s common stock, par value $0.001 per share, issued and outstanding prior to the Financing disclosed in Item 3.02 Unregistered Sales of Equity Securities below (the “Shares”). Prior to the Closing of the Stock Purchase Agreements, the Seller was our President, Chief Executive Officer, Chief Financial Officer, Treasurer, Chief Accounting Officer, Secretary, sole director, and majority shareholder.

The foregoing description of the terms of the Stock Purchase Agreements is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.3 and 10.4 to this Report, which is incorporated by reference herein.

The Company was a shell company immediately before the change in control, and remains a shell company following the change in control. The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission in (a) the Company’s Registration Statement on Form S-1, filed on November 21, 2012, as amended on December 21, 2012, December 31, 2012, January 10, 2013, and January 17, 2013; as supplemented and updated by (b) the Company’s Quarterly Reports on Form 10-Q for the quarters ended December 31, 2012, March 31, 2013, and June 30, 2013; (c) and the information contained in this Report.

Item 3.02	Unregistered Sales of Equity Securities.

On August 27, 2013, the Company entered into private placement subscription agreements (the “Agreements”) with four (4) subscribers (the “Subscribers”). Pursuant to the Agreements, the Company sold 666,667 shares of the Company’s common stock (the “Securities”) to the Subscribers for the aggregate principal amount of $500,000 (the “Financing”).

The foregoing description of the Agreements are qualified in its entirety by reference to such Form of Subscription Agreement, which is filed as Exhibits 10.5, attached hereto and is incorporated herein by reference.

The Securities were issued in reliance on exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 of Regulation D promulgated under the Act.  These transactions qualified for exemption from registration because among other things, the transactions did not involve a public offering, each investor was an accredited investor and/or qualified institutional buyer, each investor had access to information about the Company and their investment, each investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure set forth under Items 1.01 and 5.02 of this Report, which disclosure is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the closing of the Stock Purchase Agreement, on August 27, 2013, Liudmila Yuziuk submitted to the Company a resignation letter pursuant to which she resigned from her position as director of the Company. In addition, Ms. Yuziuk resigned from her position as President, Chief Executive Officer, Chief Financial Officer, Treasurer, Chief Accounting Officer, and Secretary of the Company. The resignation of Ms. Yuziuk was not a result of any disagreements relating to the Company’s operations, policies or practices.

On August 27, 2013, by a consent to action without meeting by unanimous consent of the stockholders of the Company (the “Stockholders”), the Stockholders accepted the resignation of Ms. Yuziuk and appointed Brian McLoone to serve as the President, Chief Executive Officer, Chief Financial Officer, Treasurer, Chief Accounting Officer, and Secretary of the Company.

Brian McLoone, age 42, brings over 20 years’ experience owning and operating various staffing companies. Most recently, Mr. McLoone served as the Vice President of Operations for Workers Temporary Staffing (2002 – 2010). Mr. McLoone managed 36 locations that were responsible for over $40,000,000.00 in annual Revenue. These locations collectively put over 20,000 people to work on an annual basis. Mr. McLoone was responsible for negotiating the terms on workers compensation and all other insurance policies. Additionally Mr. McLoone was involved in the securing of funding with different banking and financial institutions. He managed a staff of over 100 employees and was directly responsible for the day to day operations of the company as well as overseeing the risk management department. He negotiated all contract for both clients and vendors. Prior to this, Mr. McLoone was a partial owner of Advantage Leasing and Staffing (1999 – 2002). He was the vice President of Operations responsible for hiring, contract negotiations, risk management as well as determining the expansion plan for future growth of the company. Prior to starting Advantage Leasing and Staffing, Mr. McLoone spent time working as both a manager and district manager in the staffing field in both Florida and North Carolina (1991 – 1999). Brian started working in the staffing industry while attending Florida State University where he earned a Bachelor’s of Science degree.

As of the date of this Report, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments as officers or directors of the Company.

Family Relationships

There are no family relationships between Mr. McLoone and any previous officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K.

Employment Agreement

The Company has not entered into any employment agreements with any of its officers.

Item 8.01	Other Events

As conditions precedent to the completion of the transactions contemplated in the TSG LOI and EmployUS LOI, we have agreed to complete a 6.5-for-1 forward stock split, or such other split ratio as is mutually agreed upon by the parties, so that there are 34,000,000 shares of the Company’s common stock issued and outstanding prior to the closing (the “Forward Stock Split”) and a name change to better reflect the Company’s new business (the “Name Change”). The Company intends to notify the Financial Industry Regulatory Authority (“FINRA”) of the Forward Stock Split and the Name Change. Moreover, the parties have agreed that the Company shall have received an audit report of TSG and EmployUS with respect to their two most recently completed fiscal years from an independent accounting firm that is registered with the Public Company Accounting Oversight Board.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	TSG LOI dated August 27, 2013.
10.2	EmployUS LOI dated August 27, 2013.
10.3	Stock Purchase Agreement dated August 27, 2013 by and between the Company, Liudmila Yuziuk and Joseph Albunio.
10.4	Stock Purchase Agreement dated August 27, 2013 by and between the Company, Liudmila Yuziuk and Brian McLoone
10.5	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Aviana, Corp.

DATED: August 29, 2013	By:	/s/ Brian McLoone
Brian McLoone
President, Chief Executive Officer, and Chief Financial Officer